LEHMAN T.H. & CO., INCORPORATED



                           FILING TYPE:  DEF 14A
                           DESCRIPTION:  DEFINITIVE  PROXY  STATEMENT
                           FILING DATE:  NOVEMBER 6, 2000
                           PERIOD ENDING:  DECEMBER 5, 2000

                           PRIMARY EXCHANGE:  OVER THE COUNTER INCLUDES OTC AND
                                              OTCBB
                                     TICKER:  THLM

                                TABLE OF CONTENTS


                                     DEF 14A


Part  1  Letter  To  Stockholders. . . . . . . . . . . . . . . . . . . . . . . .
Part  2  Proxy  Statement  For  Annual  Meeting  of  Shareholders. . . . . . . .
Voting  Securities  And  Record  Date. . . . . . . .. . . . . . . .. . . . . . .
Principle  Ownership/  Shareholders. . . . . . . .. . . . . . . .. . . . . . . .
Notes  To  Table  Of  Beneficial  Owners  And  Management. . . . . . . .. . . .
Certain  Relationships  And  Related  Transactions. . . . . . . . . . . . . . .
Stock Transaction Reports For Officers, Directors, And 10% Stockholders. . . . .
Proposal  1. . . . . . . .. . . . . . . . . . . . . . .. . . . . . . . . . . . .
Proposal  2. . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . .
Proposal  3 . . . . . . . .. . . . . . . . . . . . . . . .. . . . . . . . . . .
Current  Directors  And  Executive  Officers. . . . . . . .. . . . . . . . . . .
Composition  Of  The  Board  Of  Directors. . . . . . . .. . . . . . . . . . . .
Compensation  Of  Directors  And  Executive  Officers. . . . . . . . . . . . . .
Summary  Compensation  Table. . . . . . . .. . . . . . . . . . . . . . . . . . .
Stock  Option  Table. . . . . . . .. . . . . . . . . . . . . . . . . . . . . . .
Year  End  Option  Value  Table. . . . . . . . . . . . . . . . . . . . . . . . .
Legal  Proceedings. . . . . . . .. . . . . . . . . . . . . . . .. . . . . . . .
Miscellaneous  Information. . . . . . . .. . . . . . . . . . . . . . . .. . . .
     Shareholder  Proposals
     Other  Business
     Expense  Of  Solicitations
Directors  Signatures. . . . . . . .. . . . . . . . . . . . . . . .. . . . . . .

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549
                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 ( Amendment No.)


Filed  by  the  Registrant   [   ]
Filed  by  a  Party  other  than  the  Registrant  [ X ]
Confidential, for Use of the Commission Only ( as permitted by Rule 14a-6(e)(2))
[   ]
Definitive  Proxy  Statement  [ X ]
Definitive  Additional  Materials  [   ]
Soliciting  Materials  Pursuant  to  240.14a-12  [   ]



                         T.H. LEHMAN & CO., INCORPORATED
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                  INTERNATIONAL ELECTRONIC COMMUNICATIONS, INC.
--------------------------------------------------------------------------------
    (Name of person(s) Filing Proxy Statement, if other than the Registrant)


Payment  of  Filing  Fee  (Check  the  appropriate  box)
[ X ]  No  fee  required
[   ]  Fee  computed  on table below per Exchange Act Rules 14a-6(I)(4) and 0-11

             (1)  Title  of  each  class  of  securities  to  which transaction applies:
                   _____________________________________________________________

             (2)  Aggregate  number  of securities to which transaction applies:
                   _____________________________________________________________

             (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                   _____________________________________________________________

             (4)  Proposed  maximum  aggregate  value  of  transaction  :
                   _____________________________________________________________

             (5)  Total  Fee  Paid  :
                   _____________________________________________________________

[   ]   Fee  paid  previously  with  preliminary  materials  :
________________________________________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsettingfee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)     Amount  previously  Paid:
     ===========================================================================

     (2)     Form,  Schedule  or  Registration  Statement  No.:
     ---------------------------------------------------------------------------

     (3)     Filing  Party:
     ---------------------------------------------------------------------------

     (4)     Date  Filed:
     ===========================================================================


November  1,  2000




Dear  Stockholder:

On behalf of the Board of Directors, I cordially invite you to attend the 2000 Annual Meeting of Stockholders of T.H Lehman & Co., Incorporated. The Annual Meeting will be held Tuesday, December 5, 2000 at 2:00 p.m. CST at the Company's offices, 4900 Woodway Suite 650, Houston, Texas. The formal Notice of the Annual Meeting is set forth in the enclosed material.

The matters expected to be acted upon at the meeting are described in the attached Proxy Statement. During the meeting, stockholders will have the opportunity to ask questions and comment on the operations of T.H Lehman & Co., Incorporated.

It is important that your views be represented whether or not you are able to be present at the Annual Meeting. Please sign and return the enclosed proxy promptly.

We appreciate your investment in T.H Lehman & Co., Incorporated and urge you to return your proxy sheet as soon as possible.


Sincerely,


Elliot  Gerstenhaber
Secretary

                         T.H. LEHMAN & CO., INCORPORATED

                             4900 WOODWAY, SUITE 650
                              HOUSTON, TEXAS 77056
                            -------------------------
                  NOTICE OF A ANNUAL MEETING OF SHAREHOLDERS OF
                        T. H. LEHMAN & CO., INCORPORATED

                         to be held on December 5, 2000
                            -------------------------

To  the  Shareholders:


NOTICE IS HEREBY GIVEN that the Annual Meeting of the shareholders of T.H. Lehman & Co., Incorporated, a Delaware corporation (the "Company"), is hereby called by the Board of Directors (the "Board") to be held at the Houston, Texas Office located at 4900 Woodway, Suite 650, Houston, Texas 77056, on December 5, 2000 at 2 p.m.CST, for the following purposes:

     1. To elect directors to serve for a term of one year and until their successors are elected and qualified;

     2. To ratify the issuance of a total of 2,227,398 shares of the Company's Common Stock, $.01 par value, in consideration of the forgiveness of certain indebtedness owed by the Company to Monahan Corp. N.V.

     3. To ratify the selection of Jeffrey S. Gilbert, CPA as the Company's independent certified public accountant.

     4. To transact such other business as may lawfully come before the meeting or any adjournment or adjournments thereof.


The Board of Directors fixed the close of business on OCTOBER 6, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at such meeting.


YOUR VOTE IS IMPORTANT. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING. A POSTAGE PRE-PAID, SELF-ADDRESSED RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE IN RETURNING THE PROXY.



                                                  Elliot  Gerstenhaber
                                                  Secretary




This document is dated November 6, 2000 and is first being mailed to Company shareholders on or about November 20, 2000.

                         T.H. LEHMAN & CO., INCORPORATED
                             4900 WOODWAY, SUITE 650
                              HOUSTON, TEXAS 77056
                               PHONE 713-621-8404

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

This Proxy Statement and accompanying proxy card is furnished on or about November 20, 2000 to the shareholders of T.H. Lehman & Co., Incorporated (the "Company") in connection with the solicitation of proxies by the Board of Directors ("Board") of the Company for use at the Annual Meeting of shareholders to be held at the Houston, Texas Office, 4900 Woodway, Suite 650, Houston, Texas 77056, on Tuesday, December 5, 2000 at 2:00 p.m. CST, and at any adjoununent or adjoununents thereof. A Notice of the Annual Meeting also is attached hereto. Shares can be voted only if the shareholder is present in person or is represented by proxy.

When a proxy in the accompanying form is properly executed and returned in time to be voted at the Annual Meeting, and not subsequently revoked, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions marked thereon. All executed but unmarked proxies that are returned will be voted FOR the election of each of the director nominees for whom the shares represented by such proxy are entitled to vote, FOR ratification of the issuance of 2,227,398 shares of the Company's Common Stock, in consideration of the forgiveness of certain indebtedness owed by the Company to Monahan Corp. N.V., FOR the ratification of Jeffrey S. Gilbert, CPA as the Company's independent certified accountant. If any other matters properly are brought before the Annual Meeting, the person(s) named in the accompanying proxy will vote the shares represented by such proxy in accordance with their own judgment on such matters.

Any shareholder giving a proxy has the power to revoke it at any time before it is voted by submitting a later-dated proxy, by giving written notice of such revocation to the Secretary of the Company, provided that such written notice is received by the Secretary prior to the Annual Meeting, or upon request if the shareholder is present at the Annual Meeting and chooses to vote in person

The expense of the solicitation of proxies for the meeting, including the cost of mailing, will be borne and paid by the Company. In addition to mailing copies of the enclosed proxy materials to stockholders, the Company may request persons, and reimburse them for their expenses with respect thereto, who hold stock in their names or custody or in the names of nominees for others to forward copies of such materials to those persons for whom they hold stock of the Company and to request authority for the execution of the proxies. In addition to the solicitation of proxies by mail, it is expected that some of the officers, directors, and regular employees of the Company, without additional compensation, may solicit proxies on behalf of the Board by telephone, telefax, personal interview, and electronic mail.


                        VOTING SECURITIES AND RECORD DATE

The Company's Certificate of Incorporation ("Certificate") states, the holders, represented in person or by proxy at any duly called meeting of stockholders, of shares representing one-third of all issued and outstanding shares of all classes of capital stock of the Corporation entitled to vote at such meeting shall constitute a quorum for the transactions of business at such meeting.

The Company's By-laws state, each share of stock shall entitle the holder thereof to one vote. Directors shall be elected by a plurality of the votes of shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Any other action shall be authorized by a majority of the votes cast except where the General Corporation Law prescribes a different percentage of the votes and/or a different exercise of voting power, and except as may be otherwise prescribed by the provisions of the Certificate and these Bylaws. In the election of directors, and for any other action, voting need not be by ballot.


The Board has fixed the close of business on October 6, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). As of the Record Date, there were outstanding, 4,742,720 shares of the Common Stock, and no shares of the Preferred Stock. As of the Record Date, the Company possessed 15,257,280 shares of Common Stock and 10,000,000 shares of undesignated Preferred Stock that were authorized but unissued. The number of shares authorized and unissed is a correction to an inadvertent error in previous documents disclosing the number of authorized shares of Common Stock to be 5,000,000. Each share of Common Stock is entitled to one vote on all matters to be presented at the Annual Meeting. The aggregate market value of the voting stock held by nonaffiliates of the registrant is approximately $493,619 as of October 6, 2000. As of October 6, 2000 the Company had approximately 134 shareholders of record.
Cede & Co. was the registered holder of 986,580 shares. Because many of the shares are registered in street name, the Company believes that there are a substantially greater number of beneficial owners.

                       PRINICPAL OWNERSHIP / SHAREHOLDERS

The directors and beneficial owners control a majority percentage of the vote to ratify each of the proposals outlined in the Notice of the Annual Meeting. The following table lists, to the best of the Company's knowledge, the beneficial stock ownership of those persons owning beneficially more than 5% of the Company's outstanding Common Stock, as well as the stock ownership of executive officers and each director as of October 6, 2000:


                NAME AND ADDRESS OF                    AMOUNT AND NATURE OF   PERCENT OF CLASS
                   BENEFICIAL OWNER                      BENEFICIAL OWNER

Title of Class  (a) Common Stock

          Monahan Corporation, N.V.        (3)
          Landhuis Joonchi                                        916,840               19.3%
          Kaya Richard J. Beaujon z/n
          P.O. Box 837
          Curacao, Netherlands Antilles

          Burton, N.V.                     (3)
          Landhuis Joonchi                                        281,383                5.9%
          Kaya Richard J. Beaujon z/n
          P.O. Box 837
          Curacao, Netherlands Antilles

          Greenwich Securities, Ltd.       (1)
          Via Canc. Molo II                                       985,800               20.8%
          CH-6501
          Bellinzona, Switzerland 6901


          Millingway, Inc.
          c/o Capital Holdings, Inc.                              598,164               12.6%
          4900 Woodway, Suite 650
          Houston, TX 77056

          The Bridge Fund N.V.             (3)
          Landhuis Joonchi                                        529,893               11.2%
          Kaya Richard J. Beaujon z/n
          P.O. Box 837
          Curacao, Netherlands, Antilles


(b) Security Ownership of Management
          Dibo Attar                                                  -0-
          Elliot Gerstenhaber                                         -0-
          Richard Farkas                                              -0-
          Edmond Nagel                     (2)                    195,601                4.1%
          Directors and Officers
          as Group 5 persons                                    3,507,681               73.9%
          (1)(2)(3)

               NOTES TO TABLE OF BENEFICIAL OWNERS AND MANAGEMENT

(1) The securities of Greenwich Securities, Ltd. are owned by the Ezra and Linda Attar Family Foundation, which is a family trust organized under the laws of Lichenstein. Mr. Dibo Attar has the sole voting and investment power with respect to the common stock owned by Greenwich Securities Ltd.

(2) Does not include 100,000 stock options which are fully vested and held by Edmond Nagel.

(3) Monahan Corporation, N.V., Burton, N.V., and The Bridge Fund, N.V. are each Netherlands Antilles corporations whose shareholders comprise groups of European investors, none of which are otherwise affiliated with the Company. None of the individual shareholders holds an effective ownership of the Company exceeding 4.9%.

Except as otherwise indicated, the address for each of the above persons is c/o T.H. Lehman & Co., Incorporated, 4900 Woodway, Suite 650, Houston, Texas 77056.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During the years ended March 31, 2000 and March 31, 1999, the Company incurred management fees for facilities and services provided by GTD Capital Holdings Management Company in the amount of $79,200 and $79,200 respectively. Such services are believed to have been provided on terms no less favorable than available from a third party.

Mr. Dibo Attar, an indirect principal shareholder of the Company is a consultant to Capital Holdings, Inc., the parent of Millingway, Inc. and GTD Capital Holding Management Company. During the year ended March 31, 1992, the Company entered into a two year line of credit for $450,000 with Sogevalor S.A. In exchange for the funding commitment, the Company issued a Common Stock Purchase Warrant Certificate for the purchase of 100,000 shares of common stock at $1.25 originally expiring February 13, 1994. The Company was involved in a dispute in respect to ownership of this note payable that originally expired on December 31, 1997. The note and the warrant certificate were extended to June 30, 1998 by what the Company considered to be the rightful owner of that note, however another party filed a lawsuit demanding immediate payment on the note. The lawsuit was settled on June 8, 1998 for $10,000 and payment of the note payable was made in full on July 16, 1998 and the warrants have expired.


              STOCK TRANSACTION REPORTS BY OFFICERS, DIRECTORS AND
                                10% STOCKHOLDERS

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and holders of more than 10% of the Company's common stock to file with the Commission initial reports of ownership (Form 3) and reports of changes in ownership (Form 4 or 5) of common stock and other equity securities of the Company. To the Company's knowledge, based solely on copies of reports furnished to the Company and representations that no other reports were required, during the fiscal year ending March 31, 2000, all
Section 16(a) filing requirements were complied with except the reports for the following that were not filed in a timely manner in the year indicated.

In June 1999, The Bridge Fund N.V. acquired an additional 10,000 common shares of the Company from the market place bringing their total ownership interest in the Company to 529,893 shares of Common Stock or 11.2%. The Bridge Fund failed to notify the Company and file a Form 4 for this transaction in a timely manner. On October 10, 2000, The Bridge Fund N.V. filed a Form 4 for this transaction.

                                   PROPOSAL 1
                          ELECTION OF NOMINEE DIRECTORS

Two nominee directors and three incumbent directors are to be elected at the Annual Meeting to serve terms of one year or until their successors are duly elected and qualified. A plurality of the votes cast by holders of the Common Stock, in person or by proxy, is required for election of the directors. Absent contrary instructions, shares represented by properly executed proxies in the accompanying form will be voted FOR the nominees named below. Any shareholder who wishes to withhold authority from the proxy holders to vote for the election of directors or to withhold authority to vote for any additional individual nominee may do so by marking his proxy to that effect.

All persons named herein as nominees for director have consented to serve and it is not contemplated that any nominee will be unable to serve as a director. If such event should occur, however, the proxies will be voted by the proxy holders for such other person or persons as may be designated by the present Board.

The names of the Board's nominees and background information about them are set forth below.

                             NOMINEE  DIRECTORS

                          DIRECTOR  CLASS & NUMBER                        BUSINESS
NAME                 AGE     SINCE  SHARES OWNED    OCCUPATION            ADDRESS
Elliot Gerstenhaber  54      1996        -          Real Estate Industry  4900 Woodway Suite 650, Houston, TX 77056
Richard Farkas       75      1996        -          Advisor/Consultant    4900 Woodway Suite 650, Houston, TX 77056
Michael Lyons        39      2000        -          Utility Industry      4900 Woodway Suite 650, Houston, TX 77056
Russell S. Molina    33         *        -          Investment Industry   4900 Woodway Suite 650, Houston, TX 77056
Raffaele Attar       30         *        -          Medical Industry      4900 Woodway Suite 650, Houston, TX 77056


ELLIOT GERSTENHABER is a 1968 graduate of the University of Pennsylvania. Mr. Gerstenhaber received a juris doctorate degree from South Texas College of Law in 1975. He recently left the private practice of law to develop real estate throughout the southeastern United States. He is President of Segue, Inc., a privately-held company. Mr. Gerstenhaber is an incumbent Director running for re-election.

RICHARD  FARKAS
Richard P. Farkas is a graduate of Princeton and Yale Universities and attended New Jersey Law School. He held corporate executive and operating positions with major international companies prior to acquiring his own paper products company, which was later sold to a major consumer products company. He then founded IMC International Management Consultants, Inc., which operates out of several domestic and European offices providing services to multi-national corporations ranging in annual revenue size from $5 million to $4 billion. Mr. Farkas is a current Director running for re-election.

MICHAEL LYONS is a graduate of Northeastern University holding a B. A. degree in Economics. Mr. Lyons was President and founder of both Utility Information
Systems, Inc. (1993) and Utili-Comm Technologies, Inc. (1994) Mr. Lyons is currently serving as President and Director to Scientific Telemetry Corporation. Mr. Lyons was appointed to the Board September 2000 and is running for re-election.

RUSSELL S. MOLINA is a 1989 graduate of Sam Houston State University holding a B.A. degree in Marketing. Mr. Molina has been associated with Woodco Fund Management since 1990 and was promoted to President February 1999. Prior to joining WFM, Mr. Molina worked as a venture accountant with a commercial real estate company in Houston, Texas and as a Contoller in the manufacturing arena. Mr. Molina has over 5 years of direct investment experience in the speculative and income markets.

RAFFAELE ATTAR graduated from St. John's College in 1995 with a degree in Philosophy and Mathematics. Mr. Attar has 5 years of experience as an investment analyst including 3 years experience in the medical financing industry. Mr. Attar currently sits on the Board of Directors for Rollouts, Inc., a privately held multi-site equipment deployment company based in Minneapolis, MN.

THE BOARD OF DIRECTORS HAS NOMINATED THE ABOVE REFERENCED DIRECTORS FOR ELECTION BY THE STOCKHOLDERS AND RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE. THE ELECTION OF THESE DIRECTORS REQUIRES A PLURALITY OF THE VOTES CAST BY THE HOLDERS OF THE SHARES OF COMMON STOCK PRESENT IN PERSON OR BY PROXY AT THE ANNUAL MEETING AND ENTITLED TO VOTE ON THE ELECTION OF DIRECTORS.

                                   PROPOSAL 2
                          "FORGIVENESS"  STOCK ISSUANCE

Common Stock in consideration of the ("Forgiveness") of certain indebtedness the Company owed to Monahan Corp. N.V. will satisfy this indebtedness in exchange for a total number of 2,227,398 shares of the Company's Common Stock. Absent contrary instructions, shares represented by properly executed proxies in the accompanying form will be voted FOR the amendment for Forgiveness. Any shareholder who wishes to withhold authority from the proxy holders to vote for the Forgiveness of certain indebtedness or to withhold authority to vote for any additional initiatives of the Board may do so by marking his proxy to that effect. The breakdown of indebtedness owed to Monahan Corp. N.V by the Company as of September 30, 2000;

         COMPANY                    DEBT             NUMBER  OF  SHARES
         Monahan  Corp.  N.V.    $334,109.65              2,227,398


THE BOARD OF DIRECTORS HAS APPROVED THE PROPOSAL TO ISSUE 2,227,398 COMMON SHARES $.01 PAR VALUE, IN CONSIDERATION OF THE FOREGIVENESS OF CERTAIN INDEBTEDNESS OWED BY THE COMPANY TO MONAHAN CORP. N.V. AND RECOMMENDS A VOTE FOR THE ADOPTION OF THIS PROPOSAL. SUCH APPROVAL REQUIRES THE AFFRIMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK PRESENT OR REPRESENTED BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING.

                                   PROPOSAL 3
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Jeffrey S. Gilbert, CPA audited the Company's financial statements for the fiscal year ending March 31, 1999 and March 31, 2000. The Board expects to reappoint Jeffrey S. Gilbert, CPA as the independent certified public accountant to examine the Company's financial statements and to perform the annual audit going forward on an annual basis. Such an appointment to continue at the pleasure of the Board will be voted FOR ratification of Jeffrey S. Gilbert, CPA as the independent certified accountant for the Company. The Board has no conflicts with the results of the audit or changes to accounting methods to report.

Due to a prior engagement, Mr. Gilbert will be unable to attend the shareholder's meeting. Any questions or concerns regarding Mr. Gilbert's audit of the financial statements may be forwarded to The Company at 4900 Woodway, Suite 650, Houston, Texas 77056. In the event, Mr. Gilbert is not approved; the Board will continue its efforts to fill this vacancy.

THE BOARD OF DIRECTORS HAS APPROVED THE PROPOSAL TO RATIFY THE SELECTION OF JEFFREY S. GILBERT, CPA AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT AND RECOMMENDS A VOTE FOR THE ADOPTION OF THIS PROPOSAL. SUCH APPROVAL REQUIRES THE AFFRIMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK PRESENT OR REPRESENTED BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING.


                    CURRENT DIRECTORS AND EXECUTIVE OFFICERS

  Name                   Age     Director Since     Position
Elliot  Gerstenhaber      54     1996               Director/Secretary/Treasurer
Richard  Farkas           74     1996               Director
Michael  Lyons            39     2000               Director

The term of office of each director is until the next Annual Meeting of Shareholders, or until such time as their successors shall have been duly elected and qualified. Officers serve at the pleasure of the board. There are no family relationships between any of the Company's directors or officers.


                  BACKGROUND OF CURRENT OFFICERS AND DIRECTORS

Elliot Gerstenhaber is a 1968 graduate of the University of Pennsylvania. He received a juris doctorate degree from South Texas College of Law in 1975. He recently left the private practice of law to develop real estate throughout the southeastern United States. He is President of Segue, Inc., a privately-held company. Mr. Gerstenhaber is a current member of the Board of Dirctors and is running for re-election.

Richard P. Farkas is a graduate of Princeton and Yale Universities and attended New Jersey Law School. He held corporate executive and operating positions with major international companies prior to acquiring his own paper products company, which was later sold to a major consumer products company. He then founded IMC International Management Consultants, Inc., which operates out of several domestic and European offices providing services to multi-national corporations ranging in annual revenue size from $5 million to $4 billion. Mr. Farkas is running for re-election to the Board of Directors.

Michael Lyons was appointed by the majority vote of the remaining directors to serve until the next annual meeting and until his successor is elected and qualified. This appointment by the board filled the vacancy created when Mr. Dibo Attar resigned from the Board September 10, 2000.


                      COMPOSITION OF THE BOARD OF DIRECTORS

The Board is constituted by no less than three and no more than nine directors elected by the plurality of the votes cast by holders of Common Stock entitled to vote in the election. Elected directors serve for a term of one year and until their successors are elected and qualified. Any vacancy which may occur may be filled by the majority vote of the remaining directors in such the director may serve until the next Annual Meeting. The Company does not have an audit, compensation, or any other committies. Last fiscal year the Board did not have any duly called and attended board meetings and elected to transact all of its business through unanimous written consent.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

No members of the Board will receive any compensation in their capacity as Directors. No current Executive Officer is receiving financial compensation, with the exception of the 1990 Stock Option Plan, which expires December 31, 2000 and will not be renewed. (See summary compensation table) The Board is empowered to hire and offer a fair compensation package to Executive Officers.

                                            SUMMARY COMPENSATION TABLE
                                For fiscal years ending March 31, 2000, 1999, 1998

                                     Annual Compensation              Awards              Payouts
-------------------------------------------------------------------------------------------------
             (a)             (b)    (c)      (d)     (e)  |      (f)          (g)      |   (h)   |       (I)
           Name and                                       | Restricted    Securities   |  LTIP   |    All Other
           Principal                                      |    Stock      Underlying   | Payouts |   Compensation
           Position         Year   Salary   Bonus   Other |  Awards $    Options/SARs  |    $    |        $
-----------------------------------------------------------------------------------------------------------------
Dibo Attar        (1)        2000        -       -     -  |           -             -  |      -  |             -
    Chairman of the Board    1999        -       -     -  |           -             -  |      -  |             -
    Interim President        1998        -       -     -  |           -             -  |      -  |             -
                                                                                       |         |
Ed Nagel          (2)        1999        -       -     -  |           -             -  |      -  |             -
    Director                 1998   45,833       -     -  |           -             -  |      -  |             -
    President                1997   72,917       -     -  |           -             -  |      -  |             -

Elliot Gerstenhaber          2000        -       -     -  |           -             -  |      -  |             -
    Director                 1999        -       -     -  |           -             -  |      -  |             -
    Secretary Treasurer      1998        -       -     -  |           -             -  |      -  |             -

Richard Farkas               2000        -       -     -  |           -             -  |      -  |             -
    Director                 1999        -       -     -  |           -             -  |      -  |             -
                             1998        -       -     -  |           -             -  |      -  |             -

Michael J. Lyons             2000        -       -     -  |           -             -  |      -  |             -
     Director                                             ----------------------------------------

  (1)  Mr. Attar receives compensation as a Consultant paid by another entity for work performed for that entity.

  (2)  Mr. Nagel received a salary in fiscal years ending 1998 and 1997 for his position as President.  Mr. Nagel resigned from  his position as President  in December 1997 and is the last Executive Officer to receive financial compensation.

OPTION  GRANTS  IN  LAST  FISCAL  YEAR

  The following table contains information concerning grants of stock options during fiscal 1999

                                                    INDIVIDUAL GRANTS
-----------------------------------------------------------------------------------------------
           Number of shares       % of Total           Market Price
                 Underlying  Options Granted  Exercise on Date of  Expiration  Value of grant
  Name      Options Granted   to  Employees   Price     Grant         Date     at Date of grant
-----------------------------------------------------------------------------------------------
Dibo Attar                -             -         -        -             -                 -
Ed Nagel                  -             -         -        -             -                 -


FISCAL  YEAR-END  OPTION  VALUES

The  following  table  contains  information concerning stock options which were unexercised  at  the  end of  fiscal  1999.  No  stock  options  were  exercised  in  1999.


                    Number of Securities               Value of Unexercised
                    Underlying Unexercised             In-the-Money Options
                  Options at Fiscal Year-End           at Fiscal Year-End
           Year   --------------------------        --------------------------  Exercise
Name      Issued  Exercisable  Unexercisable        Exercisable  Unexercisable  Price
--------  ------  -----------  -------------        -----------  -------------  ------

Ed Nagel    1990      100,000         -                  -             -        $ 1.50


                                  TRANSACTIONS

During the first quarter of 2000 the Company entered into a series of transactions with various entities controlled by its major shareholder. Under these transactions, the Company acquired shares of two publicly traded companies and two private companies for temporary investment purposes only. These shares were acquired at the fair market value at the date of the acquisition. The fair market value for the publicly traded shares was calculated at the then quoted per share price. The privately held shares were value based on the percentage of the company acquired multiplied by the estimated net book value of the company acquired.

The company acquired these shares by issuing 8% interest bearing unsecured notes. Under the terms of the notes the Company is to repay the notes upon the earliest occurrence of either one year or upon the sale of the respective shares as follows:

If upon sale of the shares the Company will pay all principal, accrued interest and 75% of the gain from the sale of the respective shares.

If the Company does not sell the shares, after one year it will exchange the shares held for all amounts due under the respective notes even if the then value of the shares are less than the outstanding amounts due, including accrued interest.

The shares acquired consist of 113,333 shares of KSW, Inc. for $226,666; 536,158 shares of Canada Wood Holdings, Inc. for $575,698.58; and 175 shares of Commercial Bancshares, Inc. for $252,901.25.


                                LEGAL PROCEEDINGS

     Neither the Company nor its subsidiaries is currently party to any other material legal proceeding.

                                  ANNUAL REPORT

An Annual Report to Form 10KSB(2) "ANNUAL REPORT", containing financial statements for fiscal years ending March 31, 2000, accompanies this Proxy Statement. Stockholders are referred to the Annual Report for financial and other information about the activities of the Company. The Annual Report is not incorporated by reference into this Proxy Statement and is not deemed a property of.
                            MISCELLANEOUS INFORMATION

SHAREHOLDER  PROPOSALS

Proposals that shareholders desire to have included in the Company's proxy statement for the 2000 Annual Meeting should be received by the Company at its office at 4900 Woodway, Suite 650, Houston, Texas 77056 by the close of business November 30, 2000. Any such proposal must comply with Rule 14a-8 of Regulation 14A of the Proxy Solicitation Rules of the Securities and Exchange Commission.

OTHER  BUSINESS

The Board does not presently intend to bring any other business before the Annual Meeting, and, so far as is known to the Board, no matters are to be brought before the Annual Meeting except as specified in the notice of the Annual Meeting. As to any business that may properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

EXPENSE  OF  SOLICITATION  OF  PROXIES

The cost of soliciting proxies in the accompanying form, including any and all professional fees paid to attorneys and accountants in connection with the preparation and filing with the SEC of these proxy materials and the financial statements and information included herein and the cost of printing and mailing these proxy materials, will be borne and paid solely by the Company. To the extent necessary, in order to assure sufficient representation, directors, officers and regular employees of the Company may request the return of proxies personally, or by mail, telephone, telegraph, or otherwise, but such persons will not be compensated for such services. Brokerage firms, banks, fiduciaries and other nominees will be requested to forward the soliciting material to each beneficial owner of stock held of record by them. The Company will also reimburse brokerage firms, banks, and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in furnishing proxy materials to certain beneficial owners of the Company's voting stock.

Form  10-KSB  and  10-QSB  Exhibits

COPIES OF EXHIBITS TO THE SEC FORMS 10-KSB ARE AVALABLE FOR A REASONABLE CHARGE. REQUESTS SHOULD BE ADDRESSED TO T.H. LEHMAN & CO., INCORPORATED, 4900 WOODWAY, SUITE 650, HOUSTON, TEXAS 77056

BY  ORDER  OF  THE  BOARD  OF  DIRECTORS

/s/  Elliot Gerstenhaber        s/  Richard Farkas      /s/  Michael J. Lyons
------------------------        ------------------      ---------------------
  ELLIOT GERSTENHABER             RICHARD FARKAS          MICHAEL J. LYONS
  Director/Secretary                Director                  Director

ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. THANK YOU FOR YOUR PROMPT ATTENTION TO THIS MATTER.